UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 10, 2005

FelCor Lodging Trust Incorporated

(Exact name of Registrant as specified in its charter)

Maryland	001-14236	75-2541756

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 E. John Carpenter Frwy., Suite 1300
Irving, Texas	75062

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (972) 444-4900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
Consent of Independent Registered Public Accounting Firm
Selected Financial Data

Item 8.01 Other Events.

At March 31, 2005, we, FelCor Lodging Trust Incorporated, designated two hotels as held for sale that were not so designated at December 31, 2004. During the period January 1, 2005 to March 31, 2005, the only hotel sold was the one hotel designated as held for sale at December 31, 2004. This Current Report on Form 8-K is being filed to reflect those hotels held for sale at March 31, 2005, that were not designated at December 31, 2004, as discontinued operations, pursuant to the requirements of Statement of Financial Accounting Standards (“SFAS”) 144 “Accounting for the Impairment or Disposal of Long Lived Assets,” for the three years ended December 31, 2004, 2003 and 2002, and to reflect the effect of this reclassification in Management’s Discussion and Analysis of Financial Condition and Results of Operations and Selected Financial Data.

In compliance with SFAS 144, we have reported revenues, expenses and gains or losses on the disposition of these hotels as discontinued operations for the periods presented in our quarterly report on Form 10-Q for the quarterly period ended March 31, 2005. Under SEC guidelines, we are required to make the same reclassification to financial statements for each of the three years shown in our most recent annual report on Form 10-K if those financial statements are incorporated by reference in subsequent SEC filings made under the Securities Act of 1933, even though those financial statements relate to periods prior to the sale or classification of these hotels as discontinued operations. This reclassification has no effect on our reported net loss or net loss applicable to common stockholders for any of the periods presented.

This Current Report on Form 8-K updates Items 6, 7 and 8 of our annual report on Form 10-K for the year ended December 31, 2004, to reflect two additional hotels held for sale at March 31, 2005, as discontinued operations. These updated items are filed herewith as Exhibit 99.1. All other items of the annual report on Form 10-K remain unchanged. No attempt has been made to update matters in the annual report on Form 10-K, except to the extent expressly provided above. Readers should refer to our quarterly report on Form 10-Q for the period subsequent to December 31, 2004.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.
None.

(b)	Pro forma financial information.
None.

(c)	Exhibits.
The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K.

Exhibit
Number	Description of Exhibit

23	Consent of Independent Registered Public Accounting Firm

99.1	Selected Financial Data; Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Financial Statements

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FELCOR LODGING TRUST INCORPORATED

Date: June 10, 2005	By:	/s/ Lester C. Johnson

Name: Lester C. Johnson
Title: Senior Vice President and Controller

INDEX TO EXHIBITS

Exhibit
Number	Description

23	Consent of Independent Registered Public Accounting Firm

99.1	Selected Financial Data; Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Financial Statements